UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2017

LEGACY VENTURES INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Nevada	333-199040	30-0826318
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1382 Valencia Ave., Suite F, Tustin, CA 92780

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 260-8070

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Legacy Ventures International, Inc., (the “Company”) previously reported on Form 8-K, filed September 15, 2017, that effective September 11, 2017, the Company entered into a Share Exchange Agreement (the “Share Exchange Agreement”), dated as of September 1, 2017, by and among the Company, Nexalin Technology, Inc., a Nevada corporation (“Nexalin”) and shareholders of Nexalin holding a majority of the issued and outstanding shares of Nexalin common stock (the “Nexalin Shareholders”). However, the CEO of Nexalin had conditioned his approval on obtaining a super-majority approval, or the entry into the Share Exchange Agreement by Nexalin Shareholders holding at least 2/3 of the voting shares. That approval was obtained by September 30, 2017, and as a result, the Closing Date, as defined in the Share Exchange Agreement, was September 30, 2017, not September 11, 2017.

This Amendment No. 2 on Form 8-K/A provides the financial statements and pro forma financial information as required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of Nexalin for the fiscal years ended June 30, 2017 and 2016 are filed hereto as Exhibit 99.1.

The unaudited financial statements of Nexalin for the three months ended September 30, 2017 and 2016 are filed as Exhibit 99.2.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed financial statements of the Company for the twelve months ended June 30, 2017 and as of and for the three months ended September 30, 2017, giving effect to the acquisition of Nexalin are filed hereto as Exhibit 99.3.

(c)	Exhibits.

99.1	Audited financial statements of Nexalin for the twelve months ended June 30, 2017 and 2016 are filed hereto as Exhibit 99.1

99.2	Unaudited financial statements of Nexalin for the three months ended September 30, 2017 and 2016 are filed as Exhibit 99.2.

99.3	Unaudited condensed pro forma financial statements of the Company for the twelve months ended June 30, 2017 and as of and for the three months ended September 30, 2017.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY VENTURES INTERNATIONAL INC.

By:	/s/ Mark White
Mark White
Chief Executive Officer

February 28, 2018

2